Exhibit 99.3

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On July 13, 2021, Greenbox POS, Inc. (“Company” or “Greenbox”) entered into a Membership Purchase Agreement, by and between Greenbox and Charge Savvy, LLC, a private limited liability company organized in the State of Illinois (“Charge Savvy”), and Charge Savvy’s three members (collectively, the “Sellers”). On July 13, 2021 (the “Closing Date”), the Company completed the acquisition of all outstanding membership interests in Charge Savvy, resulting in Charge Savvy becoming a wholly-owned subsidiary of the Company (the “Acquisition”). quid biopsy platform company.

The following unaudited pro forma consolidated financial information, including the notes hereto, is derived from and should be read in conjunction with Greenbox’s historical financial statements, related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the United States Securities and Exchange Commission (the “SEC”) on March 30, 2021, as well as the historical financial statements and related notes of Charge Savvy for the year ended December 31, 2020, included in Exhibit 99.1 of this Current Report on Form 8-K/A. Both Greenbox’s and Charge Savvy’s fiscal years end on December 31.

The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 combine the historical unaudited consolidated statements of operations of Charge Savvy for the period from January 1, 2021 through March 31, 2021 and for the year ended December 31, 2020 and the historical unaudited consolidated statements of operations of Greenbox for the three months ended March 31, 2021 and the year ended December 31, 2020, giving effect to the Acquisition as if it had occurred on January 1, 2020. The assumptions, estimates and adjustments herein have been made solely for purposes of developing this pro forma consolidated financial information. The Charge Savvy statements of operations have been adjusted to conform to accounting principles generally accepted in the United States (“US GAAP”).

The unaudited pro forma consolidated financial information set out below has been prepared in accordance with Article 11 of Regulation S-X, as amended by the SEC Final Rule Release No. 33 10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses using accounting policies in accordance with US GAAP. The unaudited pro forma consolidated financial information does not include the realization of any future cost savings, restructuring or integration changes that may result from the Acquisition. The unaudited pro forma consolidated statements of operations should be read in conjunction with the accompanying notes to the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial information is presented for illustrative and informative purposes only and is not intended to represent what our results of operations would have been had the Acquisition actually occurred on the dates indicated. The pro forma results presented below are not necessarily indicative of what the Company’s consolidated results of operations may be in the future.

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2021

	As of March 31, 2021			Transaction Accounting Adjustments
				Reclassification	Pro Forma		Total	Pro Forma
	GreenBox POS	Charge Savvy	Combining	Adjustments	Adjustments		Adjustments	Combined

ASSETS

Current Assets:
Cash and cash equivalents	$35,696,589	$39,903	$35,736,492	$-	$-		$-	$35,736,492
Accounts receivable, net	10,000	9,275,766	9,285,766	-	-		-	9,285,766
Accounts receivables from fines and fees from merchant, net	2,789,230	-	2,789,230	-	-		-	2,789,230
Inventory	-	108,315	108,315	-	-		-	108,315
Cash due from gateways, net	11,848,709	-	11,848,709	-	-		-	11,848,709
Prepaid and other current assets	2,452,753	77,908	2,530,661	-	-		-	2,530,661
Loans to shareholders	-	1,110,000	1,110,000	-	-		-	1,110,000
Due from related party	-	760,266	760,266	-	-		-	760,266
Total current assets	52,797,281	11,372,158	64,169,439	-	-		-	64,169,439

Non-current Assets:
Property and equipment, net	62,362	147,585	209,947	-	1,327,051	(a)	1,327,051	1,536,998
	-	-	-		(8,237)	(b)	(8,237)	(8,237)
Operating lease right-of-use assets, net	87,837	-	87,837	-	-		-	87,837
Intangible assets	-	-	-	-	6,523,760	(c)	6,116,025	6,116,025
	-	-	-		(407,735)	(d)
Goodwill	-	-	-	-	3,653,409	(e)	3,653,409	3,653,409
Deposit - gateway reserve	-	750,977	750,977	-	-		-	750,977
Other assets	81,636	-	81,636	-	-		-	81,636
Total non-current assets	231,835	898,562	1,130,397	-	11,088,248		11,088,248	12,218,645

Total assets	$53,029,116	$12,270,720	$65,299,836	$-	$11,088,248		$11,088,248	$76,388,084

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$178,038	$4,592,831	$4,770,869	$-	$-		$-	$4,770,869
Other current liabilities	98,995	-	98,995	-	-		-	98,995
Payment processing liabilities, net	5,355,115	1,200,000	6,555,115	-	-		-	6,555,115
Current - Notes payable	-	4,741	4,741	-	-		-	4,741
Loan payable to shareholders	-	135,479	135,479	-	-		-	135,479
Note payable, payroll protection plan loan	272,713	127,998	400,711	-	-		-	400,711
Current portion of operating lease liabilities	89,017	-	89,017	-	-		-	89,017

Total current liabilities	5,993,878	6,061,049	12,054,927	-	-		-	12,054,927
Long-term debt	149,900	145,259	295,159	-	-		-	295,159

Total liabilities	6,143,778	6,206,308	12,350,086	-	-		-	12,350,086

Commitments and contingencies

Stockholders' Equity (Deficit):
Common stock	40,918	-	40,918	-	1,000	(f)	1,000	41,918
Additional paid-in capital	71,898,401	-	71,898,401	-	12,139,000	(f)	12,139,000	84,037,401
					(711,926)	(h)	(711,926)	(711,926)
Accumulated deficit	(25,053,981)	-	(25,053,981)	-	-		-	(25,053,981)
Members' equity	-	6,064,412	6,064,412	-	1,740,035	(g)	(339,826)	5,724,586
					(415,972)	(b) (c)
					(1,663,889)	(j)
Total stockholders' equity (deficit)	46,885,338	6,064,412	52,949,750	-	11,088,248		11,088,248	64,037,998

Total liabilities and stockholder's equity	$53,029,116	$12,270,720	$65,299,836	$-	$11,088,248		$11,088,248	$76,388,084

See accompanying notes to the unaudited pro forma condensed consolidated financial information

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

	Three Months Ended March 31, 2021			Transaction Accounting Adjustments
				Reclassification	Pro Forma		Total	Pro Forma
	GreenBox POS	Charge Savvy	Combining	Adjustments	Adjustments		Adjustments	Combined

Net revenue	$4,749,441	$458,413	$5,207,854	$-	$-		$-	$5,207,854
Cost of revenue	1,593,771	192,069	1,785,840	-	-		-	1,785,840

Gross profit	3,155,670	266,344	3,422,014	-	-		-	3,422,014

Operating expenses:
Advertising and marketing	24,725	252,545	277,270	-	-		-	277,270
Research and development	653,381	140,080	793,461	-	-		-	793,461
Payroll and payroll taxes	559,201	278,079	837,280	-	-		-	837,280
Professional fees	457,752	42,940	500,692	-	-		-	500,692
Stock compensation for employees	797,613	-	797,613	-	-		-	797,613
Stock compensation for services	9,453,825	-	9,453,825	-	-		-	9,453,825
General and administrative	566,195	139,195	705,390	-	-		-	705,390
Depreciation and amortization	6,009	5,420	11,429	-	415,972	(b) (c)	415,972	427,401
Total operating expenses	12,518,701	858,259	13,376,960	-	415,972		415,972	13,792,932

Income (Loss) from operations	(9,363,031)	(591,915)	(9,954,946)	-	(415,972)		(415,972)	(10,370,918)

Other income (expense):
Interest expense - debt discount	(2,993,408)	-	(2,993,408)	-	-		-	(2,993,408)
Interest income or (expense)	(594,258)	14,834	(579,424)	-	-		-	(579,424)
Derivative expense	-	-	-	-	-		-	-
Changes in fair value of derivative liability	-	-	-	-	-		-	-
Merchant fines and penalty income	-	-	-	-	-		-	-
Merchant liability settlement	(364,124)	-	(364,124)	-	-		-	(364,124)
Other income or expense	(14,611)	-	(14,611)	-	-		-	(14,611)
Total other expense, net	(3,966,401)	14,834	(3,951,567)	-	-		-	(3,951,567)

Loss before provision for income taxes	(13,329,432)	(577,081)	(13,906,513)	-	(415,972)		(415,972)	(14,322,485)

Provision for income taxes	-		-	-	-		-	-

Net income (loss)	$(13,329,432)	$(577,081)	$(13,906,513)	$-	$(415,972)		$(415,972)	$(14,322,485)

See accompanying notes to the unaudited pro forma condensed consolidated financial information

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2020

	As of December 31, 2021			Transaction Accounting Adjustments
				Reclassification	Pro Forma		Total	Pro Forma
	GreenBox POS	Charge Savvy	Combining	Adjustments	Adjustments		Adjustments	Combined

ASSETS

Current Assets:
Cash and cash equivalents	$-	$50,256	$50,256	$-	$-		$-	$50,256
Restricted cash	1,832,735	-	1,832,735	-	-		-	1,832,735
Accounts receivable, net	10,000	9,298,202	9,308,202	-	-		-	9,308,202
Accounts receivables from fines and fees from merchant, net	2,789,230	-	2,789,230	-	-		-	2,789,230
Inventory	-	131,412	131,412	-	-		-	131,412
Cash due from gateways, net	7,303,949	-	7,303,949	-	-		-	7,303,949
Prepaid and other current assets	70,130	63,572	133,702	-	-		-	133,702
Loans to shareholders	-	1,110,000	1,110,000	-	-		-	1,110,000
Due from related party	-	763,393	763,393	-	(763,393)		(763,393)	-
Total current assets	12,006,044	11,416,835	23,422,879	-	(763,393)		(763,393)	22,659,486

Non-current Assets:
Property and equipment, net	57,264	153,006	210,270	-	1,360,000	(a)	$1,327,051	1,537,321
	-	-	-		(32,949)	(b)
Operating lease right-of-use assets, net	117,795	-	117,795	-	-		-	117,795
Intangible assets	-	-	-	-	8,154,700	(c)	8,154,700	8,154,700
					(1,630,940)	(d)	(1,630,940)	(1,630,940)
Goodwill	-	-	-		3,653,409	(e)	3,653,409	3,653,409
Deposit - gateway reserve	-	750,977	750,977	-	-		-	750,977
Other assets	81,636	-	81,636	-	-		-	81,636
Total non-current assets	256,695	903,983	1,160,678	-	11,504,220		11,504,220	12,664,898

Total assets	$12,262,739	$12,320,818	$24,583,557	$-	$10,740,827		$10,740,827	$35,324,384

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$210,094	$4,200,827	$4,410,921	$-	$-		$-	$4,410,921
Other current liabilities	68,138	-	68,138	-	-		-	68,138
Payment processing liabilities, net	10,199,956	1,200,000	11,399,956	-	-		-	11,399,956
Current - Notes payable	-	110,113	110,113	-	-		-	110,113
Note payable, payroll protection plan loan	272,713	-	272,713	-	-		-	272,713
Convertible debt, net of debt discount	856,592	-	856,592	-	-		-	856,592
Derivative liability	-	-	-	-	-		-	-
Current portion of operating lease liabilities	120,110	-	120,110	-	-		-	120,110

Total current liabilities	11,727,603	5,510,940	17,238,543	-	-		-	17,238,543
Operating lease liabilities, less current portion	-	-	-	-	-		-	-
Long-term debt	149,900	167,885	317,785	-	-		-	317,785

Total liabilities	11,877,503	5,678,825	17,556,328	-	-		-	17,556,328

Stockholders' Equity (Deficit):
Common stock	30,711	-	30,711	-	1,000	(f)	1,000	31,711
Additional paid-in capital	12,079,074	-	12,079,074	-	12,139,000	(f)	12,139,000	24,218,074
	-	-	-	-	(1,475,319)	(i)	(1,475,319)	(1,475,319)
Accumulated deficit	(11,724,549)	-	(11,724,549)	-	-		-	(11,724,549)
Members' equity	-	6,641,993	6,641,993	-	1,740,035	(g)	76,146	6,718,139
					(1,663,889)	(b) (d)
Total stockholders' equity (deficit)	385,236	6,641,993	7,027,229	-	10,740,827		10,740,827	17,768,056

Total liabilities and stockholder's equity	$12,262,739	$12,320,818	$24,583,557	$-	$10,740,827		$10,740,827	$35,324,384

See accompanying notes to the unaudited pro forma condensed consolidated financial information

GREENBOX POS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(in thousands, except per share data and in United States dollars, except where noted)

	Year Ended December 31, 2020			Transaction Accounting Adjustments
				Reclassification	Pro Forma		Total	Pro Forma
	GreenBox POS	Charge Savvy	Combining	Adjustments	Adjustments		Adjustments	Combined

Net revenue	$8,525,015	$43,485,295	$52,010,310	$-	$(303,974)	(h)	$(303,974)	$51,706,336
Cost of revenue	4,825,587	27,403,121	32,228,708	-	(303,974)	(h)	(303,974)	31,924,734

Gross profit	3,699,428	16,082,174	19,781,602	-	-		-	19,781,602

Operating expenses:
Advertising and marketing	93,868	20,856	114,724	-	-		-	114,724
Research and development	1,363,757	422,849	1,786,606	-	-		-	1,786,606
Payroll and payroll taxes	1,796,160	980,418	2,776,578	-	-		-	2,776,578
Professional fees	1,691,107	209,865	1,900,972	-	-		-	1,900,972
General and administrative	3,836,120	5,918,232	9,754,352	-	-		-	9,754,352
Depreciation and amortization	22,742	21,333	44,075	-	1,663,889	(b) (c)	1,663,889	1,707,964
Total operating expenses	8,803,754	7,573,553	16,377,307	-	1,663,889		1,663,889	18,041,196

Income (Loss) from operations	(5,104,326)	8,508,621	3,404,295	-	(1,663,889)		(1,663,889)	1,740,406

Other income (expense):
Interest expense - debt discount	(359,493)	-	(359,493)	-	-		-	(359,493)
Interest income or (expense)	(1,149,677)	(162,259)	(1,311,936)	-	-		-	(1,311,936)
Derivative expense	(641,366)	-	(641,366)	-	-		-	(641,366)
Changes in fair value of derivative liability	(383,769)	-	(383,769)	-	-		-	(383,769)
Merchant fines and penalty income	2,630,796	-	2,630,796	-	-		-	2,630,796
Other income or expense	455	35,666	36,121	-	-		-	36,121
Total other expense, net	96,946	(126,593)	(29,647)	-	-		-	(29,647)

Income (Loss) before provision for income taxes	(5,007,380)	8,382,028	3,374,648	-	(1,663,889)		(1,663,889)	1,710,759

Provision for income taxes	-	-	-	-	-		-	-

Net income (loss)	$(5,007,380)	$8,382,028	$3,374,648	$-	$(1,663,889)		$(1,663,889)	$1,710,759

See accompanying notes to the unaudited pro forma condensed consolidated financial information

Greenbox POS, Inc.

Notes to the Unaudited Pro Forma Consolidated Financial Information

(in thousands of United States Dollars, unless otherwise stated)

Note 1. Description of the Transaction

On July 13, 2021 (the “Closing Date”), GreenBox POS (the “Company”) entered into and closed on a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Charge Savvy LLC, an Illinois limited liability company (“Charge Savvy”), and Charge Savvy’s three members (collectively, the “Sellers”). As a result of the Purchase Agreement, the Company purchased all of Charge Savvy’s issued and outstanding membership interests from the Sellers and Charge Savvy became a wholly owned subsidiary of the Company. Although the Purchase Agreement is dated July 9th, it was entered into and closed on July 13th.The purchase price under the Purchase Agreement for the all-stock transaction consisted of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) being issued and delivered to Sellers in proportion to the Sellers’ share of their membership interests in Charge Savvy.  The share price at issuance was $12.14.Charge Savvy is a global Fintech company that specializes on developing software and providing payment processing and point of sale services to the merchant services industry. Charge Savvy also owns an approximately 61,000 square foot office building located in Chicago, Illinois where it is headquartered.

Note 2. Basis of Pro Forma Presentation

The Acquisition was accounted for under the acquisition method of accounting. The Company accounts for acquisitions of entities that include inputs and processes and have the ability to create outputs as business combinations. The tangible and identifiable intangible assets acquired and liabilities assumed in a business combination are recorded based on their estimated fair values as of the business combination date, including identifiable intangible assets which either arise from a contractual or legal right or are separable from goodwill. The Company bases the estimated fair value of identifiable intangible assets acquired in a business combination on independent third-party valuations that use information and assumptions provided by its management, which consider estimates of inputs and assumptions that a market participant would use. Any excess purchase price over the estimated fair value assigned to the net tangible and identifiable intangible assets acquired and liabilities assumed is recorded to goodwill. The use of alternative valuation assumptions, including estimated revenue projections, growth rates, estimated cost savings, cash flows, discount rates, estimated useful lives and probabilities surrounding the achievement of contingent milestones could result in different purchase price allocations and amortization expense in current and future periods. Transaction costs associated with acquisitions are expensed as incurred in general and administrative expenses. Results of operations and cash flows of acquired companies are included in the Company’s operating results from the date of acquisition.

The pro forma adjustments and allocations of the preliminary business combination fair value have been presented in Note 4. Business Combination Fair Value and Allocation and are based in part on estimates of the fair value of assets acquired and liabilities assumed. Any change to the preliminary business combination fair value and allocation could materially affect the allocation of the purchase price to the assets and liabilities presented in the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial information included herein has been prepared by the Company pursuant to the rules and regulations of the SEC for the purposes of inclusion in Greenbox’s amended Current Report on Form 8-K/A prepared in connection with the acquisition of Charge Savvy. Certain information and disclosures normally included in financial statements prepared in accordance with US GAAP have been or omitted pursuant to such rules and regulations. The significant accounting policies used in preparing the unaudited pro forma consolidated financial information are set out in the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 30, 2021.

Note 3. Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet and statement of operations for the year ended December 31, 2020 have been adjusted to give effect to the Acquisition as if it had occurred on January 1, 2020 and include pro forma adjustments to:

(a)          Record land and building under purchase accounting under ASC 805. The land and building were valued at $75,000 and $1,285,000, respectively.

(b)          Recording of depreciation of building that was recorded under ASC 805 for the current year.

(c)          Record intangible assets under purchase accounting under ASC 805.

(d)          Recording of amortization of intangible assets recorded under ASC 805 for the current year.

(e)          Recording of goodwill under purchase accounting under ASC 805.

(f)          Issuances of 1,000,000 shares of Greenbox POS common stock to ChargeSavvy Members for the purchases of all members' interest of ChargeSavvy LLC.

(g)          Reflects the elimination of ChargeSavvy's historical members' equity balance.

(h)          Reflects the intercompany elimination of the impact of revenue and cost transactions between GreenBox and ChargeSavvy.

(i)          Reflects pro forma adjustments related to differences in net assets and liabilities between closing date of the acquisition and historical balance sheet date.

The unaudited pro forma consolidated balance sheet and statement of operations for the period ended March 31, 2021 have been adjusted to give effect to the Acquisition as if it had occurred on January 1, 2020 and include pro forma adjustments to:

(a)          Record land and building under purchase accounting under ASC 805. The land and building were valued at $75,000 and $1,285,000, respectively.

(b)          Recording of depreciation of building that was recorded under ASC 805 for the current period.

(c)          Record intangible assets under purchase accounting under ASC 805.

(d)          Recording of amortization of intangible assets recorded under ASC 805 for the current period.

(e)          Recording of goodwill under purchase accounting under ASC 805.

(f)          Issuances of 1,000,000 shares of Greenbox POS common stock valued at $12.14 per share at the date of acquisition to ChargeSavvy Members for the purchases of all members' interest of ChargeSavvy LLC.

(g)          Reflects the elimination of ChargeSavvy's historical members' equity balance.

(h)          Reflects pro forma adjustments related to differences in net assets and liabilities between closing date of the acquisition and historical balance sheet date.

(i)          Reflects the accrual of the transaction costs related to the Acquisition to record transaction costs related to the Acquisition of $51 million from other current liabilities as of March 31, 2021.

(j)          Reflects prior period pro forma adjustments related to depreciation and amortization expense.

Note 4. Preliminary Acquisition Accounting

The following table presents the purchase price consideration:

Common stock issued to Members(1)	$12,140,000
Purchase price consideration	$12,140,000

(1) The common stock component of the purchase price consideration is determined based on the following:

	Shares	Per Share	Total
(1)Greenbox POS shares issued to Members	1,000,000	$12.14	$12,140,000

The following table presents the preliminary purchase price allocation of the assets acquired and the liabilities assumed in the Acquisition as of March 31, 2021, using currently available information:

Assets acquired
Cash and cash equivalents	$1,485,006
Accounts receivable	24,655
Inventory	116,874
Property and equipment	141,717
Land and building	755,032
Other Assets	881,260
Total assets acquired	3,404,544

Liabilities assumed
Accounts payable and accrued expenses	229,352
Merchant payables	3,302,243
Loan payable - EIDL	146,026
Total liabilities assumed	3,677,621

Net Assets Acquired	(273,077)

Total purchase price	$12,140,000

Total purchase price to be allocated	$12,413,077

Purchase price allocation:
Goodwill	$3,653,409
Business intellectual properties	2,611,088
Customer relationship	5,543,612
Land and building	604,968
Total purchase price allocated	$12,413,077

Preliminary identifiable intangible assets in the unaudited pro forma combined financial information consist of the following:

	Fair Value	Estimated Weighted Average Amortization Period

Customer relationships	5,543,612	5
Technology	2,611,088	5
Total estimated acquired intangible assets	8,154,700